Filed pursuant to Rule 497(e)
Registration Nos. 333-172080; 811-22525
Managed Portfolio Series

ATAC Rotation Fund
(the “Fund”)
Investor Class (Ticker: ATACX)
Institutional Class (Ticker: ATCIX)

Supplement dated March 3, 2025, to the Summary Prospectus,
Prospectus and Statement of Additional Information,
each dated December 29, 2024, as supplemented

At a meeting held on February 19-20, 2025, based upon the recommendation of Tidal Investments LLC, the Fund’s investment adviser (the “Adviser”), the Board of Trustees of Managed Portfolio Series (the “Trust”) approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) providing for the proposed reorganization (the “Reorganization”) of the Fund, into a newly-created mutual fund within Tidal ETF Trust (the “Acquiring Entity”), which is also called the ATAC Rotation Fund (the “Acquiring Fund”). Following the Reorganization, if the Plan of Reorganization is approved by shareholders of the Fund, the Acquiring Fund will be managed by the Adviser, and the same portfolio managers that currently manage the Fund will continue to be responsible for the day-to-day management of the Acquiring Fund’s portfolio; however, Michael A. Gayed, a portfolio manager of the Fund since its inception, will manage the Acquiring Fund through Tactical Rotation Management, LLC (“TRM”), a recently registered investment adviser that will serve as investment sub-adviser to the Acquiring Fund.
The Acquiring Fund will have the same investment objectives and principal investment strategies as those of the Fund, except that the principal investment strategies for the Fund indicate that investment decisions are made for the Fund by the Adviser, whereas the principal investment strategies for the Acquiring Fund indicate that such decisions will be made by TRM. The fundamental and non-fundamental policies of the Fund and the Acquiring Fund are substantially the same, with no material differences.
The Reorganization is subject to shareholder approval, although no shareholder action is necessary at this time. A notice of a special meeting of shareholders and a combined proxy statement/prospectus (the “Proxy Statement”) for the Reorganization, seeking Fund shareholder approval of the Plan of Reorganization, will be sent in the near future to shareholders of the Fund. The Proxy Statement will contain important information about the Reorganization and the Acquiring Fund, including information about the Acquiring Fund’s investment strategies, risks, fees, and expenses.
The special meeting of shareholders is expected to be held in the second quarter of 2025, and the Reorganization, if approved, is expected to occur shortly thereafter. The Reorganization will not affect the value of your account’s investment in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. The Adviser anticipates that, directly following the Reorganization, the Acquiring Fund’s annual fund operating expenses will be lower than the Fund’s current annual fund operating expenses, after taking into account a contractual operating expenses limitation agreement between the Adviser and/or TRM and the Acquiring Entity, on behalf of the Acquiring Fund. The Adviser has agreed to this contractual operating expenses limitation agreement for a period of at least two years following the date of the Reorganization.
Fund shareholders may continue to purchase and sell shares of the Fund until the last business day before the closing of the Reorganization, subject to the limitations described in the Prospectus. As will be discussed in the forthcoming Proxy Statement, the Adviser and TRM (or their respective affiliates), and not the Fund or the Acquiring Fund, will pay all direct costs associated with the Reorganization.

This supplement should be retained with your Summary Prospectus, Prospectus and SAI for future reference
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